UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2023

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8352
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On September 19, 2023, FutureFuel Corp. (NYSE: FF) (the “Company”) held its annual stockholders’ meeting, at which a quorum of its stockholders was present either in person or by proxy. The matters submitted to a vote of the Company’s stockholders were:

(1)	to elect three directors: Paul M. Manheim, Paul A. Novelly, II and Rose M. Sparks;

(2)	to make an advisory vote to approve the compensation of our named executive officers;

(3)	to make an advisory vote to approve the frequency of an advisory vote on the compensation of our named executive officers; and

(4)	to ratify the appointment of RSM US LLP as the Company’s independent auditor for the year ending December 31, 2023.

No other business was conducted at such meeting. Of the 43,763,243 shares of the Company’s common stock eligible to vote at the Company’s annual stockholder meeting, 39,684,576.20 shares were voted. The results of the voting were as follows:

1. With respect to the election of directors:

Name of Candidate	Votes Cast For	Votes Withheld	Abstentions	Broker Non-Votes
Paul M. Manheim	22,909,853.20	14,331,858.00	n/a	2,442,865.00
Paul A. Novelly, II	35,474,509.20	1,767,202.00	n/a	2,442,865.00
Rose M. Sparks	35,068,431.20	2,173,280.00	n/a	2,442,865.00

The stockholders voted to elect Paul M. Manheim, Paul A. Novelly, II and Rose M. Sparks as directors to serve until the Company’s 2026 annual meeting of stockholders or until their earlier resignations, removals or deaths.

2. With respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote):

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
36,844,693.60	338,371.60	58,646.00	2,442,865.00

The stockholders voted to approve, on an advisory basis, the compensation of the named executive officers, as described in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders.

3. With respect to the non-binding advisory vote on the frequency of the Say-on-Pay vote:

3 Year	2 Years	1 Years	Abstain	Broker Non-Votes
21,479,051.19	40,760.92	15,613,723.00	108,176.09	2,442,865.00

The Company’s board and compensation committee will take the outcome of the vote into account when considering the frequency of future advisory votes on executive compensation.

4. With respect to ratification of the appointment of RSM US LLP as the Company’s independent auditor for the year ending December 31, 2023:

Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
39,529,966.11	61,345.09	93,265.00	n/a

The stockholders ratified RSM US LLP as the Company’s independent auditor for the year ending December 31, 2023.

As a result, all matters submitted to a vote of stockholders at the annual meeting were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Rose M. Sparks
Rose M. Sparks, Chief Financial Officer

Date: September 19, 2023